UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Gateway Blvd Newark, CA (Address of principal executive offices)	94560 (Zip Code)
Registrant’s telephone number, including area code: (510) 648-3553
Churchill Capital Corp IV 640 Fifth Avenue, 12th Floor New York, NY 10019
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LCIDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 3.03, 5.03, 5.05 and 5.06 of Form 8-K.

As disclosed in the Section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 122 of the final prospectus and definitive proxy statement (as updated pursuant to the Supplement to Definitive Proxy Statement/Prospectus filed with the Securities and Exchange Commission (the “Commission”) in a Report on Form 8-K on July 15, 2021, the “Proxy Statement/Prospectus”) filed with the Commission on June 25, 2021 by Churchill Capital Corp IV, now known as Lucid Group, Inc., Churchill Capital Corp IV entered into an Agreement and Plan of Merger, dated as of February 22, 2021 (as amended, modified, supplemented or waived, the “Merger Agreement”), by and among Churchill Capital Corp IV, Atieva, Inc., d/b/a Lucid Motors, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Lucid”), and Air Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Churchill Capital Corp IV (“Merger Sub”). Pursuant to the Merger Agreement, following the Special Meeting (as defined below) on July 23, 2021 (the “Closing Date”), Merger Sub was merged with and into Lucid, with Lucid being the surviving company in the merger (the “Merger,” and together with the other transactions contemplated by the Merger Agreement, the “Transactions,” and the consummation of the Transactions, the “Closing”).

As a result of the Merger, the Company (as defined below) is now the owner of Lucid and its subsidiaries, which is a technology and automotive company developing the next generation of electric vehicles. In connection with the Closing, the registrant changed its name from Churchill Capital Corp IV to Lucid Group, Inc.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Lucid Group, Inc., a Delaware corporation, and its consolidated subsidiaries at and after the Closing Date and giving effect to the Closing, and the term “Churchill” refers to Churchill Capital Corp IV and its subsidiaries prior to the Closing Date and without giving effect to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used but not defined herein, or for which definitions are not otherwise incorporated herein by reference, shall have the meaning given to such terms in the Proxy Statement/Prospectus in the Section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 1.01.	Entry into Material Definitive Agreement.

Indemnification Agreements

On July 23, 2021, the Board approved a form of indemnification agreement, and it is expected that each of the directors, executive officers and certain other officers of the Company will enter into such indemnification agreement. The form of indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, the form of which is included as Exhibit 10.21 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On July 22, 2021, Churchill held a special meeting of stockholders (the “Original Meeting”), which was subsequently adjourned to and reconvened on July 23, 2021 (the “Reconvened Meeting” and, together with the Original Meeting, the “Special Meeting”), at which the Churchill stockholders considered and adopted, among other matters, a proposal to approve the business combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus.

Holders of 21,644 shares of Churchill’s Class A common stock sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Churchill’s initial public offering, calculated as of two business days prior to the consummation of the Merger, or $10.00 per share and $216,472 in the aggregate.

Immediately prior to the Closing, all of Lucid’s preferred shares (the “Lucid Preferred Shares”) then issued and outstanding were converted into Lucid’s common shares, par value $0.0001 per share (the “Lucid Common Shares”) and, together with the Lucid Preferred Shares, the “Lucid Shares”), in accordance with the terms of Lucid’s Memorandum and Articles of Association, such that each converted Lucid Preferred Share was no longer outstanding and ceased to exist, and each holder thereof thereafter ceased to have any rights with respect to such securities. At the date and time that the Merger became effective (the “Effective Time”), each Lucid Common Share then issued and outstanding was automatically cancelled and the holders of Lucid Common Shares received 2.644 shares (the “Exchange Ratio”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), in exchange for each Lucid Common Share they held at such time, based on the Equity Value of $12,297,627,646. The Equity Value equals (a) $11,750,000,000 plus (b) (i) all cash and cash equivalents of Lucid and its subsidiaries less (ii) all indebtedness for borrowed money of Lucid and its subsidiaries, in each case as of two business days prior to the Closing. The holders of the Lucid Common Shares were issued 1,193,226,511 shares of Common Stock at the Closing.

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At the Effective Time, all share incentive plans or similar equity-based compensation plans maintained for employees of Lucid were assumed by the Company and all outstanding options to purchase Lucid Shares (each, a “Lucid Option”) and each restricted stock unit award (“RSU”) with respect to Lucid Shares (each, a “Lucid RSU”) were assumed by the Company as described below.

At the Effective Time, each Lucid Option became an option to purchase shares of Common Stock (each, an “Assumed Option”), on the same terms and conditions (including applicable vesting, exercise and expiration provisions) as applied to the Lucid Option immediately prior to the Effective Time, except that (i) the number of shares of Common Stock subject to such Assumed Option equals the product of (x) the number of Lucid Shares that were subject to the option immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio, rounded down to the nearest whole share, and (ii) the per-share exercise price equals the quotient of (1) the exercise price per Lucid Share at which such option was exercisable immediately prior to the Effective Time, divided by (2) the Exchange Ratio, rounded up to the nearest whole cent.

At the Effective Time, each Lucid RSU was assumed by the Company and became an RSU with respect to Common Stock (each, an “Assumed RSU”) on the same terms and conditions (including applicable vesting provisions) as applied to each Lucid RSU immediately prior to the Effective Time, except that the number of shares of Common Stock subject to such Assumed RSU equals the product of (x) the number of Lucid Shares that were subject to such RSU immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio, rounded down to the nearest whole share.

In addition, at the Effective Time, 51,750,000 shares of Churchill’s Class B common stock, par value $0.0001 per share, were converted on a one-to-one basis into shares of Common Stock.

In February 2021, Churchill entered into subscription agreements (collectively, the “Subscription Agreements”) pursuant to which certain investors agreed to subscribe for 166,666,667 shares of Common Stock at a purchase price of $15.00 per share for an aggregate commitment of $2,500,000,005 (the “PIPE Investment”). Ayar Third Investment Company (“Ayar”), Lucid’s majority shareholder, agreed to purchase 13,333,333 of such shares.

At the Closing, the Company consummated the PIPE Investment and issued 166,666,667 shares of its Common Stock for aggregate gross proceeds of $2,500,000,005.

After giving effect to the Transactions and the redemption of public shares as described above, there are currently 1,618,621,534 shares of Common Stock and 85,750,000 of the Company’s warrants issued and outstanding. Common Stock and Company’s public warrants commenced trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “LCID” and “LCIDW,” respectively, on July 26, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger. As of the Closing, former Churchill’s public stockholders owned approximately 12.8% of the outstanding shares of Common Stock, former Lucid’s shareholders owned approximately 73.7% of the outstanding shares of Common Stock (with Ayar owning approximately 62.7% of the outstanding shares of Common Stock), Churchill Sponsor IV LLC, Churchill’s sponsor (the “Sponsor”), owned approximately 3.2% of the outstanding shares of Common Stock, and the investors in the PIPE Investment owned approximately 10.3% of the outstanding shares of Common Stock.

As noted above, an aggregate of $216,472 was paid from Churchill’s trust account to holders that properly exercised their right to have public shares redeemed. The trust account had a balance immediately prior to the Closing of approximately $2,070.3 million. Following the payment of redemptions and after giving effect to the PIPE Investment, Churchill had approximately $4,570.1 million of available cash for disbursement in connection with the Transactions. Of these funds, approximately $172.2 million was used to pay certain transaction expenses. Approximately $4,395.9 million became available to the Company upon the consummation of the Transactions.

A description of the Transactions and the terms of the Merger Agreement and the Subscription Agreements are included in the Proxy Statement/Prospectus in the Section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination” beginning on page 126 thereof. Copies of the Merger Agreement and the form of the Subscription Agreements are attached hereto as Exhibit 2.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

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FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as Churchill was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the information incorporated herein by reference includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Current Report on Form 8-K and the information incorporated herein by reference and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions, the benefits of the Transactions, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which we operate, including estimates and forecasts of financial and operational metrics, projections of market opportunity, market share and product sales, expectations and timing related to commercial product launches, including the start of production and launch of the Lucid Air and any future products, the performance, range, autonomous driving and other features of the Lucid Air, future market opportunities, including with respect to energy storage systems and automotive partnerships, future manufacturing capabilities and facilities, future sales channels and strategies, future market launches and expansion and the potential success of our go-to-market strategy. Such forward-looking statements are based on available current market material and the Company’s current expectations, beliefs and forecasts concerning future developments and their potential effects on the Transactions and the Company. Factors that may impact such forward-looking statements include:

•	changes in domestic and foreign business, market, financial, political and legal conditions;

•	failure to realize the anticipated benefits of the Transactions;

•	risks relating to the uncertainty of the projected financial information, including conversion of reservations into binding orders;

•	risks related to the timing of expected business milestones and commercial launch, including our ability to mass produce the Lucid Air and complete the tooling of our manufacturing facility;

•	risks related to the expansion of our manufacturing facility and the increase of production capacity;

•	risks related to future market adoption of our offerings;

•	the effects of competition and the pace and depth of electric vehicle adoption generally on our future business;

•	changes in regulatory requirements, governmental incentives and fuel and energy prices;

•	our ability to rapidly innovate;

•	our ability to deliver Environmental Protection Agency estimated driving ranges that match or exceed our pre-production projected driving ranges;

•	future changes to vehicle specifications which may impact performance, pricing, and other expectations;

•	our ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers;

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•	our ability to effectively manage growth and recruit and retain key employees, including our chief executive officer and executive team;

•	our ability to establish the Lucid brand and capture additional market share, and the risks associated with negative press or reputational harm;

•	our ability to manage expenses;

•	our ability to effectively utilize zero emission vehicle credits and obtain and utilize certain tax and other incentives;

•	the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries;

•	the impact of the global COVID-19 pandemic on our projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks;

•	other factors disclosed under the heading “Risk Factors” in the Proxy Statement/Prospectus beginning on page 58 thereof, which is incorporated herein by reference; and

•	those factors discussed in Churchill’s most recent Annual Report on Form 10-K/A under the heading “Risk Factors,” and other documents of Churchill filed with the Commission.

There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Proxy Statement/Prospectus beginning on page 58 thereof, which is incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the Section entitled “Information About Lucid” beginning on page 201 thereof, and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company are described in the Proxy Statement/Prospectus in the Section entitled “Risk Factors” beginning on page 58 thereof, and that information is incorporated herein by reference.

Financial Information

Certain financial information is described in the Proxy Statement/Prospectus in the Sections entitled “Atieva, Inc. Audited Consolidated Financial Statements,” “Atieva, Inc. Unaudited Condensed Consolidated Financial Statements,” “Churchill Capital Corp IV Audited Financial Statements,” “Churchill Capital Corp IV Unaudited Condensed Consolidated Financial Statements,” “Selected Historical Financial Information of Churchill,” “Selected Historical Financial Information of Lucid,” “Churchill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Lucid’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages F-2, F-42, F-69, F-94, 47, 49, 197 and 257 thereof, respectively, and that information is incorporated herein by reference.

The information set forth in Item 9.01 of this Current Report on Form 8-K relating to the financial information of Lucid, Churchill and the Company is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained in the Proxy Statement/Prospectus beginning on pages 197 and 257 thereof under the headings “Churchill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Lucid’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” respectively, is incorporated herein by reference.

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Properties

Certain facilities of the Company are described in the Proxy Statement/Prospectus in the Section entitled “Information About Lucid—Facilities” beginning on page 223 thereof, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of Common Stock is based on 1,618,621,534 shares of Common Stock issued and outstanding immediately following consummation of the Transactions. The amount of shares of Common Stock excludes the 21,644 shares that were validly redeemed in connection with the Merger.

Beneficial Ownership Table

Name and Address of Beneficial Owner(1)	Number of Shares	Percent Owned
Five Percent Holders:
Churchill Sponsor IV LLC(2)	96,100,000	5.9%
The Public Investment Fund(3)	1,015,252,523	62.7%
Named Executive Officers and Directors:
Peter Rawlinson(4)	13,127,090	*
Eric Bach(5)	2,669,807	*
Michael Smuts(6)	284,229	*
Turqi Alnowaiser(7)	1,017,322,661	62.9%
Glenn R. August(8)	—	—
Nancy Gioia(8)	—	—
Frank Lindenberg	—	—
Andrew Liveris(8)	535,275	*
Nichelle Maynard-Elliott	—	—
Tony Posawatz	52,880	*
Janet Wong	—	—
All executive officers and directors as a group (12 individuals)	1,033,808,077	63.9%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Lucid Group, Inc., 7373 Gateway Blvd., Newark, CA 94560.

(2)	Interests shown consist of (i) 51,750,000 shares of Common Stock and (ii) 44,350,000 Company warrants (including 1,500,000 warrants previously issued by Churchill in satisfaction of a promissory note) to purchase shares of Common Stock. Each warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment. 17,250,000 of such shares and 14,783,333 of such warrants unvested as of the Closing and such shares and warrants will revest as follows: (a) 1/3 of such shares and warrants will revest at such time as during the 5-year period starting on the Closing and ending on the 5-year anniversary of the Closing (the “Vesting Period”), the closing price of Common Stock exceeds $20.00 for any 40 trading days in a 60 consecutive day period, (b) an additional 1/3 of such shares and warrants will revest at such time as during the Vesting Period, the closing price of Common Stock exceeds $25.00 for any 40 trading days in a 60 consecutive day period and (c) an additional 1/3 of such shares and warrants will revest at such time as during the Vesting Period, the closing price of Common Stock exceeds $30.00 for any 40 trading days in a 60 consecutive day period. Michael Klein is the sole stockholder of M. Klein Associates, Inc., which is the managing member of Churchill Sponsor IV LLC. The shares beneficially owned by Churchill Sponsor IV LLC may also be deemed to be beneficially owned by Mr. Klein. The business address for Mr. Klein is 640 Fifth Avenue, 12th Floor, New York, NY 10019.

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(3)	Interests shown consist of 1,015,252,523 shares of Common Stock issued to Ayar upon the Closing (including in connection with the PIPE Investment). Ayar is a wholly owned subsidiary of the Public Investment Fund, which is the sovereign wealth fund of the Kingdom of Saudi Arabia. The Board of Directors of the Public Investment Fund, consisting of His Royal Highness Mohammad bin Salman Al-Saud (Chairman), H.E. Ibrahim Abdulaziz Al-Assaf, H.E. Mohammad Abdul Malek Al Shaikh, H.E. Khalid Abdulaziz Al-Falih, H.E. Dr. Majid Bin Abdullah Al Qasabi, H.E. Mohammad Abdullah Al-Jadaan, H.E. Mohamed Mazyed Altwaijri, H.E. Ahmed Aqeel Al-Khateeb, and H.E. Yasir Othman Al-Rumayyan, has dispositive power over the shares held by Ayar by a majority of the votes of the Directors, with the Chairman having a casting vote. Each of the Board of Directors of the Public Investment Fund, H.E. Al-Rumayyan and Turqi Alnowaiser has shared voting power over the shares held by Ayar. Neither H.E. Al-Rumayyan, who is the Governor of the Public Investment Fund, nor Mr. Alnowaiser, who is Deputy Governor and Head of the International Investments Division of the Public Investment Fund, has a pecuniary interest in the shares held by Ayar, and each of H.E. Al-Rumayyan and Mr. Alnowaiser disclaims beneficial ownership of the shares held by Ayar. Interests shown do not include 4,604,595 shares of Common Stock issued to H.E. Al-Rumayyan upon the Closing or 2,070,138 shares of Common Stock issued to Mr. Alnowaiser upon the Closing. The business address for The Public Investment Fund and for H.E. Al-Rumayyan is Alr’idah Digital City, Building MU04, Al Nakhil District, P.O. Box 6847, Riyadh 11452, The Kingdom of Saudi Arabia.

(4)	Interests shown consist of 537,919 shares of Common Stock issued upon the Closing and 12,589,171 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of the Closing.

(5)	Interests shown consist of 1,173,177 shares of Common Stock issued upon the Closing and 1,496,630 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of the Closing.

(6)	Interests shown consist of 118,980 shares of Common Stock issued upon the Closing and 165,249 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of the Closing.

(7)	Interests shown consist of (i) 2,070,138 shares of Common Stock issued to Mr. Alnowaiser upon the Closing and (ii) 1,015,252,523 shares of Common Stock issued to Ayar upon the Closing (including in connection with the PIPE Investment). Mr. Alnowaiser, who is Deputy Governor and Head of the International Investments Division of the Public Investment Fund, has shared voting power with respect to the shares held by Ayar and has no pecuniary interest in and disclaims beneficial ownership of such shares. See note (3) above.

(8)	Each of Nancy Gioia and Andrew Liveris has an economic interest in shares of Common Stock and warrants to purchase shares of Common Stock through his or her ownership of membership interests in the Sponsor, but does not beneficially own any Common Stock or warrants. The economic interest (or deemed economic interest) of these individuals in shares of Common Stock and warrants held by the Sponsor are as shown below:

	Common Stock	Warrants
Nancy Gioia	125,000	0
Andrew Liveris	400,000	363,347

In addition, Glenn R. August has an indirect interest in the Company as a result of being an affiliate of Oak Hill Advisors, L.P., of which Mr. August is Founder & Chief Executive Officer, having an economic interest in 7,000,000 shares of Common Stock and 6,858,569 warrants to purchase shares of Common Stock through ownership of membership interests in the Sponsor, but does not beneficially own any Common Stock or warrants.

Directors and Executive Officers

Effective as of the Closing, the following individuals were appointed as directors of the Company:

Andrew Liveris, Chairman

Turqi Alnowaiser

Glenn R. August

Nancy Gioia

Frank Lindenberg

Nichelle Maynard-Elliott

Tony Posawatz

Peter Rawlinson

Janet Wong

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Effective as of the Closing, the following individuals were appointed to serve as the Company’s executive officers:

Peter Rawlinson, Chief Executive Officer and Chief Technology Officer and Director;

Sherry House, Chief Financial Officer;

Eric Bach, Senior Vice President, Product and Chief Engineer; and

Michael Bell, Senior Vice President, Digital.

The information described in the Proxy Statement/Prospectus in the Sections entitled “Proposal No. 5—The Director Election Proposal” and “Management After the Business Combination” beginning on pages 184 and 228 thereof, respectively, related to biographical information about each of the directors and executive officers following the Merger and the information set forth under Item 5.07 of this Current Report on Form 8-K regarding the results of the vote on the election of directors at the Special Meeting is incorporated herein by reference.

The information described in the Proxy Statement/Prospectus in the Section entitled “Certain Relationships and Related Person Transactions” beginning on page 301 thereof related to certain transactions between the Company and certain of its directors and officers is also incorporated herein by reference.

Executive Compensation

Executive Compensation

The compensation of the Company’s named executive officers is described in the Proxy Statement/Prospectus in the Section entitled “Executive Compensation” beginning on page 236 thereof, and that information is incorporated herein by reference.

Incentive Plan

At the Special Meeting, Churchill’s stockholders approved the Lucid Group, Inc. 2021 Stock Incentive Plan, including the Lucid Group, Inc. 2021 Employee Stock Purchase Plan attached thereto (collectively, the “Incentive Plan”). A description of the Incentive Plan is set forth in the Proxy Statement/Prospectus in the Section entitled “Proposal No. 4—The Incentive Plan Proposal” beginning on page 180 thereof, which is incorporated herein by reference. The foregoing description of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan attached hereto as Exhibit 10.6, which is incorporated herein by reference.

CEO Transaction Bonus and RSU Award

In recognition of Peter Rawlinson’s efforts on the Merger, the board of directors of Lucid previously approved a $2 million transaction bonus (the “CEO Transaction Bonus”) payable to Mr. Rawlinson, subject to: (i) the Closing occurring, (ii) Mr. Rawlinson’s continued employment through the Closing Date and (iii) Mr. Rawlinson not giving notice of his intent to resign on or before the Closing Date. Additionally, in order to incentivize and align Mr. Rawlinson with the Company’s stockholders after the Merger, the board of directors of Lucid approved a special equity grant of 11,293,177 RSUs to Mr. Rawlinson (the “CEO RSU Award”), which will vest subject to: (i) the Closing occurring and (ii) (A) with respect to 5,232,507 of the RSUs, a time-vesting requirement and (B) with respect to 6,060,670 of the RSUs, a performance-vesting requirement. Following the Merger, the CEO RSU Award was converted into an equivalent award with respect to Common Stock. The foregoing descriptions of the CEO Transaction Bonus and CEO RSU Award are qualified in their entirety by the full text of the award agreements attached hereto as Exhibit 10.22 and Exhibit 10.23, respectively, which are incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

The information set forth under Item 5.02 of this Current Report on Form 8-K relating to the executive officers of the Company and the information in the Proxy Statement/Prospectus in the Section entitled “Executive Compensation” beginning on page 236 thereof is incorporated herein by reference.

Director Compensation

The compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the Section entitled “Executive Compensation—Director Compensation” beginning on page 240 thereof, and that information is incorporated herein by reference.

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Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the Section entitled “Certain Relationships and Related Person Transactions” beginning on page 301 thereof, and that information is incorporated herein by reference.

Professional Services Contract

On July 14, 2021, a subsidiary of the Company entered into a master services agreement with Emdad Al Khebrat Limited Company (“Emdad”), an entity wholly owned by the Public Investment Fund (“PIF”), the parent entity of Ayar.  Pursuant to the agreement, Emdad will provide direct hire and contractor staffing services to the Company.  The Company expects to make payments under the agreement of approximately $9 million in the aggregate in 2021.

Proposed Public Investment Fund Internship Agreement

The Company expects to enter into a proposed agreement with PIF, the parent entity of Ayar, to implement a recruitment and talent development program pursuant to which the Company would evaluate, employ and train participants nominated by PIF during six-month internships, and PIF would reimburse the Company for expenses related to participant wages, visa fees, medical insurance, airfare and housing incurred by the Company. The Company expects to be reimbursed by PIF in an aggregate of $1 million in 2021 for such expenses.

Director Independence

Director independence is described in the Proxy Statement/Prospectus in the Section entitled “Management After the Business Combination—Director Independence” beginning on page 232 thereof, and that information is incorporated herein by reference.

Legal Proceedings

The disclosure regarding legal proceedings contained in the Proxy Statement/Prospectus in the Section entitled “Proposal No. 1—The Business Combination Proposal—Litigation Relating to the Business Combination” beginning on page 174 thereof is incorporated herein by reference.

Since the initial filing of the registration statement on Form S-4 (File No. 333-254543) (as amended, the “Registration Statement”), Churchill received four letters on behalf of putative stockholders alleging that the Registration Statement is false and misleading and/or omits material information concerning the Transactions in violation of the federal securities laws and/or state law fiduciary duties (the “Stockholder Demands”). The Company believes these claims in the Stockholder Demands are without merit.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

Common Stock and Company’s public warrants commenced trading on Nasdaq under the symbols “LCID” and “LCIDW,” respectively, on July 26, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger, in lieu of Churchill’s public shares and public warrants. Churchill’s public shares, public warrants and units ceased trading separately on the New York Stock Exchange (the “NYSE”) on July 23, 2021. The Company has not paid any cash dividends on Common Stock to date. The payment of cash dividends in the future is dependent upon the Company’s revenues and earnings, if any, capital requirements, the terms of any indebtedness and general financial condition. The payment of any cash dividends will be within the discretion of the Board at such time. In addition, the Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future.

Holders of Record

As of the Closing Date and following the completion of the Transactions and the redemption of public shares as described above, the Company had 1,618,621,534 shares of Common Stock outstanding held of record by approximately 906 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

The information described in the Proxy Statement/Prospectus in the Sections entitled “Proposal No. 4—The Incentive Plan Proposal” and “Executive Compensation—Equity Compensation Plans—Equity Compensation Plan Information” beginning on pages 180 and 239 thereof, respectively, is incorporated herein by reference. As described above, the Incentive Plan, including the ESPP attached thereto, and the material terms thereof, including the authorization of the initial share reserve thereunder, were approved by Churchill’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report on Form 8-K relating to the issuance of Common Stock in connection with the PIPE Investment is incorporated herein by reference.

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Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the Sections entitled “Risk Factors—Risks Related to Churchill and the Business Combination,” “Description of Securities” and “Comparison of Stockholder Rights” beginning on pages 97, 278 and 287 thereof, respectively, and that information is incorporated herein by reference.

As described below, the Second Amended and Restated Certificate of Incorporation (as defined below) was approved by Churchill’s stockholders at the Special Meeting and became effective upon the Closing. The information described in the Proxy Statement/Prospectus in the Sections entitled “Proposal No. 2—The Charter Proposal” and “Proposal No. 3—The Governance Proposal” beginning on pages 176 and 178 thereof, respectively, is also incorporated herein by reference.

At the Closing, the Company’s existing bylaws were amended and restated (as so amended and restated, the “Amended and Restated Bylaws”) to be consistent with the Second Amended and Restated Certificate of Incorporation and to make certain other changes that Churchill’s Board deemed appropriate for a public company.

The descriptions of certain provisions of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws incorporated herein by reference are qualified in their entirety by the copies thereof, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. For a complete description of the rights and preferences of our securities, we urge you to read the Second Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and the applicable provisions of Delaware law.

Indemnification of Directors and Officers

Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) allows a corporation to provide in its certificate of incorporation that a director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The Second Amended and Restated Certificate of Incorporation provides for this limitation of liability.

Section 145 of the DGCL, provides, among other things, that a Delaware corporation may indemnify any person who was, is or is threatened to be made, party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. A Delaware corporation may indemnify any persons who were or are a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests, provided further that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses (including attorneys’ fees) which such officer or director has actually and reasonably incurred.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would otherwise have the power to indemnify such person under Section 145.

The Second Amended and Restated Certificate of Incorporation provides that we must indemnify and advance expenses to our directors and officers to the full extent authorized by the DGCL.

We have entered into indemnification agreements with each of our directors and executive officers and certain other officers. Such agreements provide, among other things, the officers and directors of the Company with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at the Company’s request as directors, officers, employees or other agents of any other affiliated entity, to the fullest extent permitted by law. We intend to enter into indemnification agreements with any new directors and executive officers in the future.

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The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, any provision of the Second Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Notwithstanding the foregoing, the Company shall not be obligated to indemnify a director or officer in respect of a proceeding (or part thereof) instituted by such director or officer, unless such proceeding (or part thereof) has been authorized by the Board pursuant to the applicable procedure outlined in the indemnifications agreements.

Section 174 of the DGCL provides, among other things, that a director, who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption, may be held jointly and severally liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time may avoid liability by causing his or her dissent to such actions to be entered in the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

The Company maintains and expect to maintain standard policies of insurance that provide coverage (1) to its directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act and (2) to the Company with respect to indemnification payments that the Company may make to such directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

The Company believes that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K relating to the financial statements and supplementary data of Lucid, Churchill and the Company is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K relating to the change in Churchill’s certifying accountant is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K relating to the financial information of Lucid, Churchill and the Company is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment and issued 166,666,667 shares of its Common Stock for aggregate gross proceeds of $2,500,000,005. After giving effect to the Transactions and the redemption of public shares as described above, there are currently 1,618,621,534 shares of Common Stock issued and outstanding.

BofA Securities, Inc. and Citigroup Global Markets Inc., as placement agents for the PIPE Investment, received customary fees in connection with such Closing equal to approximately $12.6 million and $12.6 million, respectively.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

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This summary is qualified in its entirety by reference to the text of the form of Subscription Agreements, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On July 23, 2021, the Board dismissed Marcum LLP (“Marcum”), Churchill’s independent registered public accounting firm prior to the Transactions, as the Company’s independent registered public accounting firm following completion of the Company’s review of the quarter ended June 30, 2021, which consists only of the accounts of the pre-business combination special purpose acquisition company, Churchill.

The audit report of Marcum on Churchill’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from April 30, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope or accounting principles.

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During the period from April 30, 2020 (inception) to December 31, 2020 and subsequent interim period through July 23, 2021, there were no disagreements between Churchill and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Churchill’s financial statements for such period.

During the period from April 30, 2020 (inception) to December 31, 2020 and subsequent interim period through July 23, 2021, on May 14, 2021, following the issuance of the statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” by the Commission, Churchill’s management and the audit committee of Churchill’s board of directors, after consultation with management and a discussion with Marcum, concluded that Churchill’s financial statements for the period ended December 31, 2020, and the financial statements as of August 3, 2020 and as of and for the period ended September 30, 2020 (the “Original Financial Statements”) should no longer be relied upon and are to be restated in order to correct a classification error. The Original Financial Statements were restated in the financial statements accompanying Churchill’s Annual Report on Form 10-K/A filed with the Commission on May 14, 2021. As part of such process, Churchill identified a material weakness in its internal controls over financial reporting, solely related to Churchill’s accounting for warrants. There were no other “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated July 26, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Disclosures regarding the new independent auditor.

On July 23, 2021, the Board approved the engagement of Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. GT served as independent registered public accounting firm of Lucid prior to the Merger. During the years ended December 31, 2019 and December 31, 2020, and subsequent interim period through July 23, 2021, we did not consult with GT with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that GT concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01.	Changes in Control of Registrant.

The information described in the Proxy Statement/Prospectus in the Section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 122 thereof and the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

After giving effect to the Transactions and the redemption of public shares as described above, there are currently 1,618,621,534 shares of Common Stock issued and outstanding. Immediately after giving effect to the Transactions, former Churchill’s public stockholders owned approximately 12.8% of the outstanding shares of Common Stock, former Lucid’s shareholders owned approximately 73.7% of the outstanding shares of Common Stock (with Ayar owning approximately 62.7% of the outstanding shares of Common Stock), the Sponsor owned approximately 3.2% of the outstanding shares of Common Stock and the investors in the PIPE Investment owned approximately 10.3% of the outstanding shares of Common Stock.

Holders of uncertificated Churchill’s public shares immediately prior to the Merger have continued as holders of uncertificated shares of Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 and Item 2.01 of this Current Report on Form 8-K and in the Proxy Statement/Prospectus in the Sections titled “Proposal No. 5—The Director Election Proposal,” “Management after the Business Combination,” “Executive Compensation,” “Director Compensation” and “Certain Relationships and Related Party Transactions” beginning on pages 184, 228, 236, 240 and 301 thereof, respectively, is incorporated by reference herein.

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In addition, the Incentive Plan became effective upon the Closing. The information set forth under Item 2.01 of this Current Report on Form 8-K related to the Incentive Plan is incorporated herein by reference.

Executive Severance Plan

In connection with the Closing, the Company approved the Lucid USA, Inc. Executive Severance Benefit Plan (the “Executive Severance Plan”) and accompanying Form of Participation Agreement (the “Participation Agreement”). Under the terms of the Executive Severance Plan, participants are entitled to receive the following in the event of a termination without “cause” or on a “constructive termination” (as each such term is defined in the Executive Severance Plan): (i) a continuation of base salary for the number of months as set forth in the participant’s Participation Agreement, (ii) COBRA continuation premium payments for the number of months as set forth in the participant’s Participation Agreement, and (iii) accelerated vesting of a certain percentage of the participant’s outstanding equity awards.

In the event of a termination without “cause” or on a “constructive termination” within 3 months prior to or 12 months following a change in control (a “Change in Control Termination”), participants are entitled to receive the following: (i) a continuation of base salary and bonus for the number of months as set forth in the participant’s Participation Agreement, (ii) COBRA continuation premium payments for the number of months as set forth in the participant’s Participation Agreement, and (iii) accelerated vesting of 100% of the participant’s outstanding equity awards.

This summary is qualified in its entirety by the copies of the Executive Severance Plan and form of the Participation Agreement, which are filed as Exhibits 10.26 and 10.27, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Director Compensation

In connection with the Closing, the Company approved the Outside Director Compensation Policy as described in the Proxy Statement/Prospectus in the Section entitled “Director Compensation” beginning on page 240 thereof, which information is incorporated herein by reference.

Performance Bonus Plan

In connection with the Closing, the Company approved the Lucid Group, Inc. Performance Bonus Plan (the “Bonus Plan”). The Bonus Plan is an annual cash bonus plan that provides for payments based on an individual’s target amount and the achievement of specified performance metrics. The Board, in its discretion, may reduce the size of any payout under the Bonus Plan. This summary is qualified in its entirety by reference to the copy of the Bonus Plan, which is filed as Exhibit 10.25 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the close of business on June 21, 2021, the record date for determination of stockholders entitled to vote at the Special Meeting, there were 258,750,000 shares of Churchill’s common stock outstanding and entitled to vote at the Special Meeting. On July 22, 2021, Churchill held the Original Meeting. At the Original Meeting, 130,082,856 shares of Churchill’s common stock were represented by proxy, constituting a quorum and more than a majority of the shares of Churchill’s common stock entitled to vote at the Special Meeting. Based on the total votes cast, Churchill adjourned the Original Meeting until 9:00 a.m., Eastern time, on July 23, 2021 with respect to Proposal No. 2 (as described below) for the limited purpose of allowing additional time for stockholders to vote on such proposal. On July 23, 2021, Churchill held the Reconvened Meeting to vote on Proposal No. 2. At the Reconvened Meeting, 139,683,667 shares of Churchill’s common stock were represented by proxy, constituting a quorum and more than a majority of the shares of Churchill’s common stock entitled to vote at the Special Meeting.

At the Special Meeting, Churchill’s stockholders considered the following proposals:

Proposal No. 1. A proposal to approve the business combination described in the Proxy Statement/Prospectus, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
127,266,945	684,979	2,130,932	N/A

Holders of 21,644 of Churchill’s public shares properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Churchill’s initial public offering, or $10.00 per share and $216,472 in the aggregate.

Proposal No. 2. A proposal to approve and adopt the Second Amended and Restated Certificate of Incorporation. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
135,235,022	1,726,180	2,722,465	N/A

Proposal No. 3. A proposal to vote upon, on a non-binding advisory basis, certain governance provisions in the Second Amended and Restated Certificate of Incorporation, presented separately in accordance with the Commission requirements.

3A. A proposal to increase total number of authorized shares of all classes of capital stock from 501,000,000 shares to 15,010,000,000 shares, which would consist of (i) increasing Churchill’s Class A common stock from 400,000,000 shares to 15,000,000,000 shares and (ii) and increasing Churchill’s preferred stock from 1,000,000 to 10,000,000. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
111,376,744	14,766,018	3,940,094	N/A

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3B. A proposal to include provisions in the Second Amended and Restated Certificate of Incorporation that provide that, for so long as Ayar Third Investment Company and its Permitted Transferees (as defined in the Investor Rights Agreement) beneficially own, in the aggregate, 50% or more of the voting power of the stock of Churchill entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of Churchill may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes necessary to approve such action. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
120,283,426	5,699,073	4,100,357	N/A

3C. A proposal that each director on Churchill’s board of directors will be elected annually by the stockholders and serve for a term ending on the date of the annual meeting of stockholders next following the annual meeting at which such director was elected. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
127,024,295	655,821	2,402,739	N/A

Proposal No. 4. A proposal to approve and adopt the Incentive Plan, including the ESPP attached thereto, and the material terms thereof, including the authorization of the initial share reserve thereunder. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
124,677,388	2,447,278	2,958,190	N/A

Proposal No. 5. A proposal to elect nine directors to serve on Churchill’s board of directors, effective immediately upon the Closing, with each director having a term ending on the date of the next annual stockholder meeting, or, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death. The following is a tabulation of the votes with respect to each director elected at the Special Meeting:

Director	For	Abstain	Withhold	Broker Non-Votes
Andrew Liveris	127,050,306	—	3,002,550	N/A
Turqi Alnowaiser	126,985,003	—	3,097,853	N/A
Glenn R. August	127,106,818	—	2,976,038	N/A
Nancy Gioia	127,120,269	—	2,962,587	N/A
Frank Lindenberg	127,113,115	—	2,969,741	N/A
Nichelle Maynard-Elliott	127,095,296	—	2,987,560	N/A
Tony Posawatz	127,085,634	—	2,997,222	N/A
Peter Rawlinson	127,211,280	—	2,871,576	N/A
Janet Wong	127,055,661	—	3,027,195	N/A

Proposal No. 6. A proposal to approve, for purposes of complying with the applicable provisions of Section 312.03 of the NYSE’s Listed Company Manual, (a) the issuance of more than 20% of Churchill’s issued and outstanding shares of common stock in connection with the Transactions, including, without limitation, the PIPE Investment and the issuance of more than 20% of Churchill’s issued and outstanding shares to a single holder (which may constitute a change of control under the NYSE’s Listed Company Manual) and (b) the issuance of shares of Churchill’s Class A common stock to a Related Party (as defined in Section 312.03 of the NYSE’s Listed Company Manual) in connection with the Transactions. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
124,206,121	2,648,200	3,228,535	N/A

Proposal No. 7. A proposal to approve the adjournment of the Original Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals Nos. 1, 2, 3, 4, 5 or 6. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain	Broker Non-Votes
125,047,535	2,090,621	2,944,700	N/A

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Item 8.01.	Other Events.

Churchill’s outstanding units that have not been previously separated into the underlying shares of Churchill’s Class A common stock and one-fifth of a Churchill’s public warrant were cancelled and each unitholder received one share of Common Stock and one-fifth of a Company’s public warrant, provided that no fractional Company warrants were issued upon separation of Churchill’s units. Such units no longer trade as a separate security and were delisted from the NYSE. The Company’s outstanding warrants are exercisable for shares of Common Stock on the same terms as were contained in such warrants prior to the Transactions.

Common Stock and Company’s public warrants commenced trading on Nasdaq under the symbols “LCID” and “LCIDW,” respectively, on July 26, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger, and the CUSIP numbers relating to Common Stock and public warrants are 549498 103 and 549498 111, respectively.

Item 9.01.	Financial Statement and Exhibits.

(a)       Financial Statements of Businesses Acquired.

In accordance with Rule 12b-23 promulgated under the Exchange Act (“Rule 12b-23”), Lucid’s audited consolidated balance sheets as of December 31, 2020 and 2019, the related audited consolidated statements of operations and comprehensive loss, convertible preferred shares and shareholders’ deficit and cash flows for each of the two years in the period ended December 31, 2020, and the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

In accordance with Rule 12b-23, Lucid’s unaudited condensed consolidated balance sheet as of March 31, 2021, the related unaudited condensed consolidated statements of operations and comprehensive loss, convertible preferred shares and shareholders’ deficit and cash flows for the three months ended March 31, 2021 and 2020, and the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-42 and are incorporated by reference.

In accordance with Rule 12b-23, Churchill’s audited balance sheet as of December 31, 2020 (as restated), the related audited statements of operations, changes in stockholders’ equity and cash flows (as restated) for the period from April 30, 2020 (inception) to December 31, 2020, and the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-69 and are incorporated herein by reference.

In accordance with Rule 12b-23, Churchill’s unaudited condensed consolidated balance sheet as of March 31, 2021, the related unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the three months ended March 31, 2021, and the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-94 and are incorporated herein by reference.

(b)       Pro Forma Financial Information.

In accordance with Rule 12b-23, certain unaudited pro forma condensed combined financial information regarding the Company to reflect the consummation of the Transactions appears in Exhibit 99.1 and is incorporated herein by reference.

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(d)       Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 22, 2021, by and among Churchill Capital Corp IV, Air Merger Sub, Inc., and Atieva, Inc. (incorporated by reference to Exhibit 2.1 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
3.1*	Second Amended and Restated Certificate of Incorporation
3.2*	Amended and Restated Bylaws
4.1*	Specimen Class A Common Stock Certificate of Lucid Group, Inc.
4.2	Specimen Warrant Certificate (included in Exhibit 4.3)
4.3	Warrant Agreement, dated July 29, 2020, between Continental Stock Transfer & Trust Company and Churchill Capital Corp IV (incorporated by reference to Exhibit 4.1 to Churchill Capital Corp IV’s Current Report on Form 8-K filed August 3, 2020)
10.1	Investor Rights Agreement, dated as of February 22, 2021, by and among Churchill Capital Corp IV, Ayar Third Investment Company, Churchill Sponsor IV LLC and the other parties named therein (incorporated by reference to Exhibit 10.1 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.2	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.3	Private Placement Warrant Purchase Agreement, dated as of July 29, 2020, between Churchill Capital Corp IV and the Sponsor (incorporated by reference to Exhibit 10.4 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.4	Amended and Restated Sponsor Agreement, dated as of February 22, 2021, by and among Churchill Capital Corp IV, Churchill Sponsor IV LLC, and Michael Klein, Lee Jay Taragin, Glenn R. August, William J. Bynum, Bonnie Jonas, Mark Klein, Malcom S. McDermid and Karen G. Mills (incorporated by reference to Exhibit 10.3 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.5	Promissory Note, dated as of February 22, 2021, by and between Churchill Capital Corp IV and Churchill Sponsor IV LLC (incorporated by reference to Exhibit 10.4 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.6^	Lucid Group, Inc. 2021 Stock Incentive Plan (including the Lucid Group, Inc. 2021 Employee Stock Purchase Plan, attached thereto) (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4, as amended (File No. 333-254543), filed June 11, 2021 (“Amendment No. 2 to the Registration Statement”)
10.7^	Form of Option Agreement under the Lucid Group, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.6 to Amendment No. 2 to the Registration Statement)
10.8^	Form of RSU Agreement under the Lucid Group, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.7 to Amendment No. 2 to the Registration Statement)
10.9^	Atieva, Inc. 2009 Share Plan (incorporated by reference to Exhibit 10.8 to Amendment No. 2 to the Registration Statement)
10.10^	Form of Amended and Restated Notice of Share Option Grant under the Atieva, Inc. 2009 Share Plan (incorporated by reference to Exhibit 10.9 to Amendment No. 2 to the Registration Statement)
10.11^	Atieva, Inc. 2014 Share Plan, as amended January 11, 2021 (incorporated by reference to Exhibit 10.10 to Amendment No. 2 to the Registration Statement)
10.12^	Form of Amended and Restated Notice of Share Option Grant under the Atieva, Inc. 2014 Share Plan (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to the Registration Statement)
10.13^	Atieva, Inc. 2021 Stock Incentive Plan, as amended February 22, 2021 (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Registration Statement)
10.14^	Form of Stock Option Agreement under the Atieva, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Registration Statement)
10.15^	Form of RSU Agreement under the Atieva, Inc. 2021 Stock Incentive Plan (for Rule 144 affiliates) (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to the Registration Statement)
10.16^	Form of RSU Agreement under the Atieva, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.15 to Amendment No. 2 to the Registration Statement)
10.17^	Atieva USA, Inc. Severance Benefit Plan (incorporated by reference to Exhibit 10.16 to Amendment No. 2 to the Registration Statement)
10.18^	Offer letter with Michael Smuts, dated as of January 2, 2020 (incorporated by reference to Exhibit 10.17 to Amendment No. 2 to the Registration Statement)
10.19	Lease and Option to Purchase between Pinal County, as landlord, and Atieva USA, Inc., as tenant, dated December 20, 2018 (incorporated by reference to Exhibit 10.18 to Amendment No. 2 to the Registration Statement)
10.20	Lease by and between CADC Partners, LLC and Atieva USA, Inc., dated January 17, 2020 (incorporated by reference to Exhibit 10.19 to Amendment No. 2 to the Registration Statement)
10.21^	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.22 to Amendment No. 2 to the Registration Statement)
10.22^	Transaction Bonus Letter Agreement, dated March 29, 2021 (incorporated by reference to Exhibit 10.23 to Amendment No. 2 to the Registration Statement)
10.23^	Notice of Restricted Stock Unit Grant, dated March 27, 2021 (incorporated by reference to Exhibit 10.24 to Amendment No. 2 to the Registration Statement)
10.24^	Offer of Employment to Sherry House, dated April 1, 2021 (incorporated by reference to Exhibit 10.25 to Amendment No. 2 to the Registration Statement)
10.25^*	Lucid Group, Inc. 2021 Performance Bonus Plan
10.26^*	Lucid Group, Inc. 2021 Executive Severance Benefit Plan and Summary Plan Description
10.27^*	Form of Participation Agreement under the Lucid Group, Inc. 2021 Executive Severance Benefit Plan
14.1*	Code of Business Conduct and Ethics of Lucid Group, Inc.
16.1*	Letter from Marcum LLP to the Securities and Exchange Commission, dated July 26, 2021
21.1*	List of Subsidiaries of Lucid Group, Inc.
99.1*	Unaudited Pro Forma Condensed Combined Financial Information of Lucid Group, Inc., as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021

* Filed herewith

^ Indicates management contract or compensatory plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2021	LUCID GROUP, INC.
	By:	/s/ Sherry House
Name: Sherry House Title: Chief Financial Officer

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